Vista Select Balanced Fund
Vista Select Large Cap Growth Fund
Vista Select Equity Income Fund

Supplement dated March 17, 1997
to the Prospectus dated December 30, 1996

Effective 3/17/97, Greg Adams, a Vice President and Senior Portfolio Manager at Chase, Susan Huang, a Vice President and a Director of Fixed Income Management of Chase and Patrick Quilty Jr., a Vice President and Senior Fixed Income Portfolio Manager at Chase, are responsible for the management of the Vista Select Balanced Fund. Mr. Adams joined Chase in 1987 and has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process. Mr. Adams manages a number of mutual funds at Chase. Ms. Huang joined Chase in 1995, and is responsible for developing the allocation and risk management strategy for U.S. fixed income assets under management. Prior to joining Chase, Ms. Huang was Director of the Insurance Asset Management Group at Hyperion Capital Management. Prior to joining Hyperion, Ms. Huang was a senior portfolio manager with CS First
Boston Investment Management, Inc. Mr. Quilty joined Chase in December 1996. Prior to joining Chase, from 1994 through 1996, Mr. Quilty was a Vice
President and Portfolio Manager at ARM Capital Advisers,Inc. where he managed mutual fund and institutional portfolios. From 1991 through 1994, Mr. Quilty was a Portfolio Strategist at Lehman Brothers, Inc.where he analyzed taxable fixed income portfolios.

In addition, effective 2/27/97, Stephen Humphrey, Vice President of Chase, is responsible for the management of the Vista Select Large Cap Growth Fund.
Mr. Humphrey has been employed at Chase (including its predecessors) since 1976 and has managed private accounts since 1981 and pooled investment funds since 1985.

Tony Gleason, Vice President of Chase is responsible for the management of the Vista Select Equity Income Fund. Mr. Gleason joined Chase in 1995 with 10 years of investment experience. Prior to joining Chase, Mr. Gleason spent nine years as a Vice President and Portfolio Manager with Prudential Equity Management.

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